UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        AUGUST 12, 1998


                         LASER MORTGAGE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


      MARYLAND                   001-13563                       22-353916
   (State or other              (Commission                   (IRS Employer
   jurisdiction of              File Number)                   ID Number)
   incorporation)


      51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NEW JERSEY         07078
      --------------------------------------------------         ------
          (Address of principal executive offices)            (Zip Code)


     Registrant's Telephone Number, including area code:    (973) 912-8770


                                       N/A
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On August 12, 1998, the Registrant issued a press release announcing that it had engaged Lehman Brothers Inc. as financial adviser to assist the Registrant in the exploration and evaluation of strategic alternatives designed to maximize stockholder value. The complete text of the press release is set forth as Exhibit 99.1 hereto.

          On August 13, 1998, the Registrant issued a press release announcing its earnings for the quarter ended June 30, 1998. The Registrant also announced that during the three months ended June 30, 1998, it repurchased 636,700 shares of its common stock. The complete text of the press release is set forth as
Exhibit 99.2 hereto.

          On September 18, 1998, the Registrant issued a press release announcing that it had declared a distribution in cash of $0.38 per share of common stock for the third quarter of 1998. The distribution is payable on October 31, 1998 to stockholders of record as of September 30, 1998. The complete text of the press release is set forth as Exhibit 99.3 hereto.

          On October 2, 1998, the Registrant issued a press release announcing that it had authorized its financial adviser, Lehman Brothers Inc., to promptly solicit offers to acquire the Registrant or all, or substantially all, of its assets. Concurrently, the Board engaged BlackRock Financial Management, Inc. as its consultant to review the Registrant's portfolio and to make recommendations designed to reduce the portfolio's susceptibility to basis and interest rate risk and to create additional liquidity. The complete text of the press release is set forth as Exhibit 99.4 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

99.1     Press Release, dated August 12, 1998.
99.2     Press Release, dated August 13, 1998.
99.3     Press Release, dated September 18, 1998.
99.4     Press Release, dated October 2, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LASER MORTGAGE MANAGEMENT, INC.


                                        By:
                                           /s/ Robert J. Gartner
                                          ----------------------------------
                                          Name: Robert J. Gartner
                                          Title: Vice President

Dated: November 9, 1998

                                  EXHIBIT INDEX

EXHIBIT                      DESCRIPTION

99.1     Press Release, dated August 12, 1998.
99.2     Press Release, dated August 13, 1998.
99.3     Press Release, dated September 18, 1998.
99.4     Press Release, dated October 2, 1998.